SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 May 23, 1996



                            Mid-State Raceway, Inc.
             (Exact name of registrant as specified in its charter)


       NEW YORK STATE                   000-01607              15-0555258
       --------------                   ---------              ----------
(State or other jurisdiction of     (Commission file        (I.R.S. Employer
incorporation or organization)          Number)          Identification Number)


     P.O. Box 860, Ruth Street
          Vernon, New York                                       13476
          ----------------                                       -----
(Address of Principal executive offices)                       (Zip Code)


                                 (315) 829-2201
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 17, 1996, Coopers & Lybrand LLP resigned as independent auditors. Consequently, the Registrant filed a Form 8-K with the Securities and Exchange Commission following the resignation to report the information required by Item 4 of Form 8-K and Item 304 of Regulation S-K. As of the date of the original filing a successor accounting firm had not yet been designated.

     The Board of Directors ratified Urbach Kahn & Werlin PC, Certified Public Accountants as independent auditors for the period ended December 31, 1995 at the Board of Directors meeting on May 23, 1996, subject to the receipt of a letter of engagement. On May 29, 1996 such letter of engagement was received and the services of Urbach Kahn & Werlin PC, Certified Public Accountants were retained.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MID-STATE RACEWAY, INC.
                                       (Registrant)


                                       By: /s/ FRANK O. WHITE, JR.
                                           -------------------------------------
                                           Frank O. White, Jr.
                                           President & Chief Executive Officer


May 30, 1996